Related Party Transactions (Tables)	12 Months Ended
Jun. 30, 2017
Related Party Transactions [Abstract]
Schedule of future revenue from sales

Future revenue from sales utilizing the amplifier technology will result in a license fee paid to Big Red according to the following schedule:

Net Sales	Royalty Percentage
$0 - $500,000	5.00%
$500,000 - $1,000,000	4.00%
$1,000,000 - $2,000,000	3.50%
$2,000,000 – $5,000,000	3.00%
$5,000,001 and over	2.00%